UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2021

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Dr.
Post Office Box 98510
Las Vegas, Nevada
(Address of principal executive offices)

89193-8510

(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on January 3, 2022 (the “Initial Form 8-K”), which described, among other matters, the closing of the transactions contemplated by that certain Purchase and Sale Agreement, dated as of October 5, 2021 by and between Dominion Energy Questar Corporation and the Company, pursuant to which the Company acquired all the equity interests in Dominion Energy Questar Pipeline, LLC (“DEQP”) and related entities (together with the transactions described above, the “Acquisition”).

This Amendment No. 1 amends the Initial Form 8-K to include the financial statements referred to in Items 9.01(a) and 9.01(b) below relating to the Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited consolidated financial statements of DEQP as of September 30, 2021 and for the nine months ended September 30, 2021 and the notes thereto are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The audited consolidated financial statements of DEQP as of and for the fiscal years ended December 31, 2020, 2019 and 2018, the notes thereto and the Independent Auditor’s Report are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial statements of the Company for the nine months ended September 30, 2021 and the notes thereto, giving effect to the Acquisition, are filed herewith as Exhibit 99.3 and are incorporated in this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Unaudited consolidated financial statements of Dominion Energy Questar Pipeline, LLC as of September 30, 2021 and 2020 and for the nine months ended September 30, 2021 and 2020.

99.2	Audited consolidated financial statements of Dominion Energy Questar Pipeline, LLC for the fiscal years ended December 31, 2020, 2019 and 2018.

99.3	Unaudited pro forma condensed consolidated financial statements of Southwest Gas Holdings, Inc., for the nine months ended September 30, 2021

104	Cover Page formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

/s/ Gregory J. Peterson
Date: March 14, 2022	Gregory J. Peterson
Senior Vice President/Chief Financial Officer